UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 5, 2015

The Manitowoc Company, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices including zip code)

(920) 684-4410
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 5, 2015, James L. Packard retired as a director of The Manitowoc Company, Inc. (the “Company”) in accordance with the Company’s Corporate Governance Guidelines, which require a director to resign from the Board of Directors at the first Annual Meeting of Shareholders held after reaching age 72.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 5, 2015, the Company held its 2015 Annual Meeting of Shareholders (the “2015 Annual Meeting”). At the 2015 Annual Meeting, the Company’s shareholders voted on (i) the election of three directors, (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, and (iii) an advisory proposal to approve the compensation of the Company’s named executive officers.

The nominees named below were elected as directors at the 2015 Annual Meeting by the indicated votes cast for each nominee:

Name of Nominee	For	Withheld	Broker Nonvotes
Roy V. Armes	100,013,219	2,580,736	22,652,709
Dino Bianco	101,677,825	916,130	22,652,709
Cynthia M. Egnotovich	101,679,479	914,476	22,652,709

Messrs. Armes and Bianco and Ms. Egnotovich will each serve a one-year term expiring at the Company’s Annual Meeting of Shareholders to be held in 2016, or until their respective successors are duly elected and qualified. The following other directors continue in office (subject to the Company’s age 72 limit): Robert G. Bohn, Joan K. Chow, Donald M. Condon, Jr., Kenneth W. Krueger, Jesse A. Lynn, Keith D. Nosbusch and Glen E. Tellock.

At the 2015 Annual Meeting, the appointment of PricewaterhouseCoopers LLP as the Company’s registered independent public accounting firm for the fiscal year ending December 31, 2015, was ratified by the indicated votes cast:

For	Against	Abstentions	Broker Nonvotes
124,273,644	563,389	409,631	0

Finally, at the 2015 Annual Meeting, shareholders approved the advisory proposal regarding the compensation of the Company’s named executive officers by the indicated votes cast:

For	Against	Abstentions	Broker Nonvotes
99,919,065	1,831,117	843,767	22,652,715

Further information concerning the matters voted upon at the 2015 Annual Meeting is contained in the Company’s Definitive Proxy Statement, dated March 20, 2015, as well as Definitive Additional Materials, dated March 23, 2015, with respect to the 2015 Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: May 7, 2015	/s/ Maurice D. Jones
Maurice D. Jones
Senior Vice President, General Counsel and Secretary

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